August 19, 2013


SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American Depositary
Shares evidenced by the
American Depositary
Receipts of
          Fuchs Petrolub AG
Form F6 File No 333177668


Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of The
Bank of New York Mellon, as
Depositary for securities against
which American Depositary
Receipts ADRs are to be issued,
we attach a copy of the new
prospectus Prospectus reflecting
the change in name from Fuchs
Petrolub AG to Fuchs Petrolub
SE.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and to
the file number of the
registration statement to which
the Prospectus relates.

Pursuant to Section III B of the
General Instructions to the Form
F6 Registration Statement, the
Prospectus consists of the ADR
certificate for Fuchs Petrolub
AG.  The Prospectus has been
revised to reflect the new name,
and has been revised with
 Fuchs Petrolub SE
Please contact me with any
questions or comments at 212
8152221.

Sandra Bruno
Senior Associate
The Bank of New York Mellon
ADR Division


Encl.
CC Paul Dudek, Esq. Office of
International Corporate Finance








Depositary Receipts
101 Barclay Street 22nd Floor West, New
York, NY 10286